UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

Five Below, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
FIVE BELOW, INC. 701 MARKET STREET SUITE 300 PHILADELPHIA, PA 19106	FIVE BELOW, INC. 2024 Annual Meeting Vote by June 10, 2024 11:59 PM ET

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You invested in FIVE BELOW, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 11, 2024.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the materials by requesting prior to May 28, 2024. If you would like to request a copy of the materials for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

* Please check the meeting materials for any special requirements for meeting attendance.

 Vote at www.ProxyVote.com

 THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors

Nominees:

1a.	Joel D. Anderson	For

1b.	Kathleen S. Barclay	For

1c.	Karen Bowman	For

1d.	Dinesh S. Lathi	For

1e.	Richard L. Markee	For

1f.	Thomas M. Ryan	For

1g.	Mimi E. Vaughn	For

1h.	Thomas G. Vellios	For

1i.	Zuhairah S. Washington	For

2.	To ratify the appointment of KPMG LLP as the Company‘s independent registered public accounting firm for the current fiscal year ending February 1, 2025.	For

3.	To approve, by non-binding advisory vote, the Company’s Named Executive Officer compensation.	For

NOTE: If any other matters properly come before the meeting, the persons named in the proxy will vote in their discretion.

PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote the shares you must go online or request a paper copy of the proxy materials to receive a proxy card.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

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